UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	98-1641561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(425) 365-2933

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

The Merger Agreement

On October 13, 2023, Aimfinity Investment Corp. I, a Cayman Islands exempted company (“Parent”), entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between Parent, Docter Inc., a Delaware corporation (the “Company”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of Parent (“Purchaser”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), pursuant to which (a) Parent will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following consummation of the Business Combination (the “Closing”), Purchaser will be a publicly traded company (Purchaser is sometimes referred to herein as “PubCo”, upon and following the consummation of the Reincorporation Merger). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Since 2016, the Company, along with its subsidiary, Horn Enterprise Co., Ltd., has been developing a non-invasive blood sugar trend monitoring technology, alleviating the necessity for blood sampling. The Company operates Docter brand watches and employs Docter Cloud platform technologies to facilitate health monitoring, vascular elasticity tracking, and myocardial infarction prediction. Additionally, Docter has made investments in the development of biological radar wave technology to cater to those requiring long-term care or individuals experiencing sub-optimal health. In addition, the Company has recently announced that it has signed a Memorandum of Understanding (MOU) with Harvard Medical School for the purchase of 10,000 Docter watches. These watches will be utilized in a Harvard Medical School Long Covid research project, highlighting the growth potential of the Company’s technology in advanced medical research.

Reincorporation Merger

Immediately prior to the Reincorporation Merger Effective Time (defined below), Parent will have the issued and outstanding securities of (i) full units (“Parent Full Units”), each consisting of one Parent Class 1 Warrant (defined below) and one Parent New Unit (defined below), (ii) parent new units (“Parent New Units”), each consisting of one class A ordinary share of Parent (each, “Parent Class A Ordinary Share”) and one-half of one Parent Class 2 Warrant (defined below), (iii) Parent Class A Ordinary Shares, (iv) class B ordinary shares of Parent (“Parent Class B Ordinary Shares”, collectively with Parent Class A Ordinary Shares, “Parent Shares”), (v) Class 1 warrants of Parent, each exercisable for one Parent Class A Ordinary Share at an exercise price of $11.50 per share (“Parent Class 1 Warrants”), (vi) Class 2 warrants of Parent, each exercisable for one Parent Class A Ordinary Share at an exercise price of $11.50 per share (“Parent Class 2 Warrants,” collectively with Parent Class 1 Warrants, “Parent Warrants”). Parent Full Units are currently listed on Nasdaq under symbol “AIMAU,” Parent New Units are currently listed on Nasdaq under symbol “AIMBU,” and Parent Class 1 Warrants are currently traded on Nasdaq under symbol “AIMAW.” However, the Parent New Units will not separate into Parent Class A Ordinary Shares and Parent Class 2 Warrants, and Parent Class A Ordinary Shares and Parent Class 2 Warrants will not trade separately, unless and until the Closing. As provided in Parent’s IPO prospectus dated April 26, 2022 and the warrant agreement of April 25, 2022 between Parent and VStock Transfer, LLC (“Vstock,”) (as amended, the “Parent Warrant Agreement”), the holders of Parent New Units will forfeit their Parent Class 2 Warrants in the event that they elect to redeem Parent Class A Ordinary Shares underlying Parent New Units in connection with the Business Combination.

At the effective time of the Reincorporation Merger (the “Reincorporation Merger Effective Time”), (i) each issued and outstanding Parent Full Unit will automatically separate into one Parent Class 1 Warrant and one Parent New Unit (the “Separation of Parent Full Units”), (ii) upon the Separation of Parent Full Units, each issued and outstanding Parent New Unit (except for Parent Class 2 Warrants attached to Parent Shares that are redeemed prior to the Reincorporation Effective Time, which Parent Class 2 Warrants will expire upon such redemption) will automatically separate into one Parent Class A Ordinary Share and one-half of one Parent Class 2 Warrant, (iii) each issued and outstanding Parent Share will be converted automatically into one ordinary share of PubCo (each, “PubCo Ordinary Share”), and (iv) each issued and outstanding Parent Warrant shall be converted automatically into one redeemable warrant of PubCo, exercisable for one PubCo Ordinary Share at an exercise price of $11.50 (each, “PubCo Warrant”). Each issued and outstanding security of Parent will automatically be cancelled and cease in existence and trading with respect to security of Parent and converted into applicable security of PubCo except as provided in the Merger Agreement or under operation of Law.

Merger Consideration

At the effective time of the Acquisition Merger (the “Effective Time”), by virtue of the Acquisition Merger and without any action on the part of Parent, PubCo, Merger Sub, the Company or the stockholders of the Company immediately prior to the Effective Time (collectively, the “Pre-Closing Company Stockholders”), each Company Stockholder’s shares of common stock of the Company (“Company Shares”) issued and outstanding immediately prior to the Effective Time (except certain excluded shares) will be canceled and automatically converted into the right to receive, without interest, the applicable portion of the Closing Payment Shares (as defined herein) as set forth in the Closing Consideration Spreadsheet on a pro rata basis based on the number of Company Shares held by them as of immediately prior to the Effective Time. “Closing Payment Shares” means 6,000,000 PubCo Ordinary Shares, equivalent in value to the sum of $60,000,000 divided by $10.00 per share.

Earnout

Up to an additional 2,500,000 PubCo Ordinary Shares may be issued to the Pre-Closing Company Stockholders as contingent post-closing earnout consideration (the “Earnout Shares”). The Earnout Shares will be issued as below:

(i)	1,000,000 Earnout Shares will be issued to each Pre-Closing Company Stockholders on a pro rata basis if and only if PubCo completes sales of at least 30,000 Devices (as defined in the Merger Agreement) during fiscal year 2024 as reflected in its audited consolidated annual financial statements for the fiscal year ending December 31, 2024 prepared in accordance with the U.S. GAAP as filed with the SEC; and

(ii)	1,500,000 Earnout Shares will be issued to each Pre-Closing Company Stockholders on a pro rata basis if and only if PubCo completes sales of at least 40,000 Devices during fiscal year 2025 as reflected in its audited consolidated annual financial statements for the fiscal year ending December 31, 2025 prepared in accordance with U.S. GAAP as filed with the SEC.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company (with exceptions set forth in the Company disclosure schedules to the Merger Agreement) relating to, among other things: (a) corporate existence and power of the Company and its subsidiaries (together, the “Company Group”) and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) governmental authorizations is not required for the execution, delivery or performance of the Merger Agreement and additional agreements related thereto (the “Additional Agreements”); (d) non-contravention; (e) capital structure of the Company; (f) accuracy of charter documents and corporate records of the Company Group; (g) accuracy of the list of all assumed or “doing business as” names used by the Company Group; (h) the Company’s subsidiaries; (i) required consents and approvals; (j) financial information; (k) books and records; (l) absence of certain changes or events; (m) title to assets and properties; (n) litigation; (o) material contracts; (p) licenses and permits; (q) compliance with laws; (r) ownership of intellectual property and information technology security; (s) compliance with healthcare law; (t) lists of top customers and suppliers; (v) employees and benefits; (w) real property and leases; (x) bank accounts; (y) tax matters; (z) tax matters; (aa) finders’ fees; (bb) powers of attorney and suretyships; (cc) directors and officers; (dd) anti-bribery compliance; (ee) compliance with anti-money laundering laws; (ff) insurance; (gg) affiliate transactions; (hh) the truthfulness of other information; and (ii) other customary representations and warranties.

The Merger Agreement, contains representations and warranties (with exceptions set forth in the Parent disclosure schedules to the Merger Agreement) of Parent, Purchaser and Merger Sub (together, the “Purchaser Parties”) relating to, among other things: (a) corporate existence and power; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) that governmental authorization is not required for the execution, delivery or performance of the agreement and Additional Agreements; (d) non-contravention; (e) finders’ fees; (f) issuance of the Closing Payment Shares; (g) capital structure; (h) information supplied; (i) the trust account; (j) validity of Nasdaq Stock Market listing; (k) board approval; (l) Parent’s SEC documents and financial statements; (m) absence of litigation; (n) compliance with laws; (o) compliance with anti-money laundering laws; (p) compliance with sanctions laws; (q) that Parent is not an investment company; (r) tax matters; (s) Parent material contracts; (t) no alternative transactions; (u) the truthfulness of other information; and (v) other customary representations and warranties.

Conduct Prior to Closing; Covenants Pending Closing

The Company and the Purchaser Parties have agreed to operate their respective businesses in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party. The Company Group has agreed that certain key employees shall enter into employment agreements reasonably satisfactory to the Company Group and the Purchaser Parties as a condition to such employees’ continued employment post-closing.

The Merger Agreement also contains customary closing covenants.

General Conditions to Closing

The obligations of all parties to consummate the Closing of the Merger Agreement and the transactions therein is conditioned on, among other things, satisfaction of the following conditions: (i) no provisions of any applicable law and no order prohibiting or preventing the consummation of the Closing; (ii) there not being any Action brought by a third party that is not an Affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) the Reincorporation Merger shall have been consummated and the applicable certificates filed in the appropriate jurisdictions; (iv) the SEC shall have declared the registration statement effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued; (v) each of the Additional Agreements shall have been entered into by the appropriate parties thereto and the same shall be in full force and effect; (vi) the Required Parent Shareholder Approval shall have been obtained; (vii) the Requisite Company Vote shall have been obtained; (viii) all Governmental Approvals shall have been obtained; (ix) Purchaser shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act); and (x) Purchaser’s Ordinary Shares to be issued in connection with the transactions contemplated by the Merger Agreement (including the Earnout Shares) shall have been approved for listing on Nasdaq subject only to official notice of issuance thereof.

Purchaser Parties’ Conditions to Closing

The obligations of the Purchaser Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	the Company Group complying with all of its obligations under the Merger Agreement in all material respects;

●	the representations and warranties of the Company Group being true on and as of the date of the Merger Agreement and the closing date of the transactions except as would not be expected to have a material adverse effect;

●	there having been no Material Adverse Effect to the Company;

●	all Company Group Consents having been obtained;

●	the Key Personnel employment agreements referred to above having been executed and delivered; and

●	the Purchaser Parties shall have received a duly executed opinion or report from the Taiwanese Counsel of the Company Group concerning the Company Group’s compliance with Taiwanese Law in form and substance reasonably satisfactory to the Purchaser Parties.

Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	the Purchaser Parties complying with all of their obligations under the Merger Agreement in all material respects;

●	the representations and warranties of the Purchaser Parties being true on and as of the date of the Merger Agreement and the closing date of the transactions except as would not be expected to have a material adverse effect;

●	there having been no Material Adverse Effect to the Purchaser Parties;

●	the Purchaser Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act; and

●	Purchaser having remained listed on Nasdaq and the additional listing of the shares issued as consideration for the Merger Acquisition shall have been approved by Nasdaq.

Termination

The Merger Agreement may be terminated:

●	by written consent of the Parent and the Company;

●	prior to the Reincorporation Merger Effective Time, by written notice to the Company from the Parent or Purchaser if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company such that the conditions to the Purchaser Parties’ obligations to close cannot be satisfied; (ii) the Closing has not occurred by April 28, 2024 or such later date as provided in the then-effective memorandum and articles of association of the Parent (the “Termination Date”); or (iii) the consummation of the transactions contemplated by the Merger Agreement is permanently enjoined or prohibited by the terms of any law or a final, non-appealable order; provided that this right to terminate shall not be available if any Purchaser Party is then in material breach of any of its representations, warranties, covenants or agreements in the Merger Agreement or the sponsor support agreement required thereunder;

●	prior to the Closing, by written notice to the Purchaser and Parent from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of any Purchaser Party such that the conditions to the Purchaser Parties’ obligations to close cannot be satisfied; (ii) the Closing has not occurred by the Termination Date; or (iii) the consummation of the transactions contemplated hereby is permanently enjoined or prohibited by the terms of any law or a final, non-appealable order; provided, that this right to terminate the Merger Agreement shall not be available if the Company or any of the Company stockholders is then in material breach of any of its representations, warranties, covenants or agreements in the Merger Agreement or a Company support agreement; or

●	by written notice from either the Company or Parent to the other if the Required Parent Shareholder Approval is not obtained at the Parent extraordinary general meeting (subject to any adjournment or recess of the meeting).

Non-Survival; Non-Recourse

None of the representations, warranties and covenants set forth in the Merger Agreement survive the Closing.

Except to the extent specifically agreed upon in the Merger Agreement or an Additional Agreement, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, affiliate, agent, attorney, advisor or representative or affiliate of any named party to Merger Agreement or any Additional Agreement shall have any liability for the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, Purchaser or Merger Sub under the Merger Agreement or any Additional Agreement or for any claim based thereon, arising out thereof, or related thereto.

Governing Law and Dispute Resolution

The Merger Agreement is governed by the laws of State of New York without giving effect to principles or rules of conflicts of law that would result in the application of the substantive law of another jurisdiction. Subject to limited exceptions, all claims relating to the Merger Agreement and the transactions contemplated thereby will be subject to the exclusive jurisdiction of the federal or state courts located in New York County in the State of New York.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement.

Related Agreements

Company Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain Company Stockholders entered into a support agreement pursuant to which such Company Stockholders agree to, among other things, vote in favor of the Merger Agreement and the transactions contemplated therein.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, the Sponsor entered into a letter agreement pursuant to which such the Sponsor agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated therein.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

At or prior to the Closing, the Purchaser will enter into lock-up agreements (the “Lock-up Agreements”) with any stockholder who will hold more than 5% of the issued and outstanding PubCo Ordinary Shares upon the Closing, the Sponsor, directors and officers of the Parent, and any affiliates of the foregoing. Pursuant to the Lock-Up Agreements, such parties will, subject to certain customary exceptions, agree not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any Purchaser ordinary shares held by them until the date that is one year after the date of the Closing.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a copy of the form of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 16, 2023, Parent and the Company issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibits 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Parent and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the Parent or the Company; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Parent’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain dealers and retain and hire key personnel and maintain relationships with their dealers and product users and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in the Prospectus dated April 25, 2022 relating to Parent’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by Parent and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Parent, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the stockholders’ meeting of Parent shareholders relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from Parent. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY AND THE TRANSACTIONS DESCRIBED HEREIN.

Participants in Solicitation

Parent, the Company and certain shareholders of Parent, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent ordinary shares stock in respect of the proposed transaction. Information about Parent’s directors and executive officers and their ownership of Parent common stock is set forth in the Prospectus of Parent dated April 25, 2022 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Parent or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 13, 2023, by and among Aimfinity Investment Corp. I, Aimfinity Investment Merger Sub I, Aimfinity Investment Merger Sub II, Inc., and Docter Inc.
10.1*	Sponsor Support Agreement, dated as of October 13, 2023, by and among Aimfinity Investment Corp. I, Docter Inc. and certain stockholders of F Aimfinity Investment Corp. I signatory thereto
10.2	Company Support Agreement, dated as of October 13, 2023, by and among Docter Inc., Aimfinity Investment Corp. I and certain shareholders of T Docter Inc. signatory thereto
10.3	Form of Lock-Up Agreements
99.1	Press Release, dated October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer

Date: October 16, 2023